UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2012
Date of Report (Date of earliest event reported)

Commission File No. 000-32037

GENESIS GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-0108171
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL 33431
(Address of principal executive offices, Zip Code)

(561) 988-1988
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On November 16, 2012, the Board of Directors (the “ Board”) of Genesis Group Holdings, Inc. (the “Company”) approved a form of indemnification agreement to be entered into by the Company with its directors and executive officers (the “Indemnification Agreement”).  Such form is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2012, the Board of the Company appointed Charles Miller to the Board.  It is anticipated that Mr. Miller will serve on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, when those committees are formed.  The Company anticipates entering into an Indemnification Agreement with Mr. Miller.  Further, the Board has adopted the compensation policy for non-employee directors filed herewith as Exhibit 10.2 and which is incorporated herein by reference, and it is anticipated that Mr. Miller will be compensated in accordance therewith when it becomes effective.  Mr. Miller, age 51, has been the Chief Financial Officer of Tekmark Global Solutions, LLC since 1997.  Mr. Miller received his B.S. in Accounting and his M.B.A. from Rider University and is a Certified Public Accountant.  Mr. Miller brings over 30 years’ of financial experience to the Board.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2012, the Board approved new bylaws for the Corporation (the “Amended Bylaws”).  The Amended Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.  The Amended Bylaws substantially revise the Company’s prior bylaws.  Such revisions include the addition of an advance notice bylaw setting forth the requirements for stockholders to propose matters to be considered at a meeting of stockholders (including the nomination of candidates for election to the Board), provisions requiring the vote of two-thirds of the voting power of the Company’s stock for stockholders to approve or amend bylaws, and provisions establishing a classified Board (with three classes).

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws
10.1	Form of Director and Officer Indemnification Agreement
10.2	Non-Employee Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012

GENESIS GROUP HOLDINGS, INC.

By:	/s/ Mark Munro
Name: Mark Munro Title:Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws
10.1	Form of Director and Officer Indemnification Agreement
10.2	Non-Employee Director Compensation Policy